United States
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest Event Reported) April 20, 2004
                                                      --------------



                       NORTHERN EMPIRE BANCSHARES
         ------------------------------------------------------

         (Exact name of registrant as specified in its charter)


CALIFORNIA                       2-91196               94-2830529
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(State or other jurisdiction   (Commission             (IRS Employer
of incorporation)              File Number)       Identification No.)



            801 Fourth Street, Santa Rosa, California 95404
          ---------------------------------------------------
          (Address of principal executive offices) (Zip code)


    Registrant's telephone number, including area code (707) 579-2265
                                                       --------------

    -----------------------------------------------------------------
        Former Name or former address, if changed since last report


ITEM 7.   Financial Statements and Exhibits.

      (c) Exhibits No. 99.1 Press Release dated April 20, 2004

ITEM 12.  Results of Operations and Financial Condition


      On April 20, 2004, Northern Empire Bancshares issued a press release announcing its financial results for the first quarter ended
      March 31, 2004. A copy of the press release is attached hereto as
      Exhibit 99.1.




                               Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTHERN EMPIRE BANCSHARES

                                     /s/ Deborah A. Meekins
Date: April 20, 2004                 ----------------------------------
                                     Deborah A. Meekins
                                     President and Chief Executive Officer


EXHIBIT INDEX


Exhibit No.     Subject Matter


99.1            Press Release dated April 20, 2004